Exhibit 99.1

SVB Financial Group Completes Acquisition of Healthcare Investment Bank Leerink Partners

SANTA CLARA, Calif. -- January 4, 2019- SVB Financial Group (“SVB”) (NASDAQ: SIVB), the parent company of Silicon Valley Bank, today announced it has completed the acquisition of Leerink Holdings LLC, the Boston-based parent company of healthcare and life science investment bank Leerink Partners LLC (collectively, "Leerink").

Leerink will operate under the name SVB Leerink as a wholly-owned subsidiary of SVB Financial Group, led by Jeff Leerink, CEO of SVB Leerink, James Boylan, President and Head of Investment Banking and Joe Gentile, Chief Administrative Officer. With the acquisition of Leerink, SVB complements its commercial banking and lending products with a full range of investment banking services focused on healthcare and life science companies.

SVB acquired Leerink for $280 million in cash up front to the unitholders and, in addition, will provide a retention pool for employees of $60 million to be paid over five years. The acquisition was previously announced on November 13, 2018.

About SVB Financial Group
For 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com.

SVB Financial Group is the holding company for all business units and groups © 2019 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group.

About SVB Leerink
SVB Leerink is a leading investment bank, specializing in healthcare and life sciences. The firm’s knowledge, experience and focus enable it to help its clients define and achieve their strategic, capital markets and investment objectives. SVB Leerink partners with companies that develop and commercialize innovative products and services that are defining the future of healthcare. SVB Leerink is a wholly-owned subsidiary of SVB Financial Group and is a member of FINRA/SIPC. For more information, please visit: www.leerink.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and involve risks and uncertainties that could result in the Company’s actual results differing materially from those projected in the forward-looking statements. In this release, the Company makes forward-looking statements regarding the new entity, SVB Leerink, and the expanded service and product offering of the Company and SVB Leerink. There are various important factors that could cause actual events to differ from such forward-looking statements, including, among others, the effects of the acquisition on the business or operations of the Company or Leerink or on their employees, clients, business partners or investors; the retention of Leerink personnel and customers; the ability of the Company to successfully integrate Leerink without material unanticipated costs or adverse results to the Company’s or Leerink’s existing businesses and to achieve expected benefits and synergies associated with the acquisition within anticipated time frames or at all; the applicability of the Bank Holding Company Act (including the Volcker Rule) to SVB Leerink; the potential for disruption to the Company’s existing plans and operation or diversion of management's attention from ongoing business concerns; risks related to unforeseen liabilities of Leerink; general economic and market conditions; and other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company’s public reports filed with the U.S. Securities and Exchange Commission, including its most recently-filed quarterly or annual report. The forward-looking statements included in this release are made only as of the date of this release and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

Investor Contacts:
Meghan O’Leary
Investor Relations
SVB Financial Group
moleary@svb.com

Media Contacts:
Eileen Nolan
Public Relations
SVB Financial Group
enolan@svb.com

Brian Schaffer
Prosek Partners for SVB
bschaffer@prosek.com

Diane Vieira
Public Relations
SVB Leerink
diane.vieira@leerink.com

Kaitlyn Rawlett
Weber Shandwick for SVB Leerink
Leerink@webershandwick.com